EXHIBIT 10.8

CONTINUING AND UNCONDITIONAL GUARANTY

FOR VALUE RECEIVED, as of August 31, 2010, and to induce SAH-VUL Strategic Partners I, LLC, a Florida limited liability company (the “Lender”), to make loans or advances or to extend credit or other financial accommodations or benefits, with or without security, to or for the account of Gulfstream International Group, Inc., a Delaware corporation (the “Borrower”), the undersigned, ________________________________, a __________ corporation (the “Guarantor”), hereby becomes surety for and irrevocably and unconditionally guarantees to the Lender the payment when due, whether by acceleration or otherwise, of any and all Obligations (defined below).  Capitalized terms used but not defined in this agreement have the meanings assigned to them in the Note (defined below) or the Additional Note (defined below), as the case may be.

1. Obligations.

(a)  Unless expressly indicated to the contrary below, the terms “Obligation” and “Obligations” as used herein mean (i) the Secured Convertible Promissory Note in the principal amount of $1,500,000 executed by the Borrower in favor of Lender dated the date hereof (the “Note”); (ii) the Secured Convertible Promissory Note in the principal amount of up to $1,000,000 that may be executed by the Borrower in favor of Lender within 90 days of the date of Note (the “Additional Note”); (iii) all other Loan Documents (as defined in the Note or Additional Note, as the case may be) executed in connection with the Note or Additional Note, as the case may be; and (iv) all liabilities and obligations of the Borrower to the Lender and all obligations of the Guarantor hereunder, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, sole, joint or several, arising prior to the date hereof or in connection herewith, or which may be hereafter contracted or acquired, or incurred directly or indirectly in respect thereof, and all extensions or renewals thereof and all sums payable under or by virtue thereof, whether principal, interest, or otherwise (including, without limitation, obligations that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a), including interest, fees, and other charges whether or not a claim is allowed for such obligations in any such bankruptcy proceedings; including costs and expenses, including costs of collection and attorneys' fees, incurred or paid by the Lender as more specifically described in the documents evidencing the Obligations and herein; and including any Obligations arising from failure to comply with state or federal laws, rules, and regulations concerning the control of hazardous waste), whether arising in the ordinary course of business or otherwise, and whether held or to be held by the Lender for its own account or as agent for another or others.  If the Borrower or the Guarantor is a partnership or corporation, the term “Obligations” as used herein shall include all Obligations of any successor entity or entities of the Borrower or the Guarantor to the Lender.

(b) Notwithstanding anything to the contrary set forth in this Section, it is the intent of the parties hereto that the Obligation incurred by the Guarantor in respect of the Obligations (and any lien granted by the Guarantor to secure this Guaranty or the Obligations) shall not constitute a fraudulent conveyance under Section 548 of the United States Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable law of any other governmental unit (“Fraudulent Conveyance”).  Consequently, the Guarantor and the Lender (by its acceptance hereof) hereby agree that if a court of competent jurisdiction determines that the incurrence of Obligation by the Guarantor in respect of the Obligations (or any liens granted by such Borrower to secure this Guaranty or the Obligations) would, but for the application of this sentence, constitute a Fraudulent Conveyance, such Obligation (and such liens) shall be valid and enforceable only to the maximum extent that would not cause the same to constitute a Fraudulent Conveyance, and this Guaranty and the other loan documents to which the Guarantor is a party shall automatically be deemed to have been amended accordingly.

2. No Obligation of the Lender to Apply Payments in Particular Order.

The Guarantor acknowledges that the Lender has no obligation to the Guarantor to apply any payment in respect of the Obligations to any particular portion of the Obligations or in any particular order.

3. Guarantor Waivers and Similar Agreements.

(a) The Guarantor waives notice of acceptance of this Guaranty and notice of any Obligation to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or nonpayment of any Obligations and any suit or the taking of other action by the Lender against and any other notice to any party liable thereon (including the Guarantor).

(b) The Lender may at any time and from time to time (whether before or after revocation or termination of this Guaranty) without notice to the Guarantor, without incurring responsibility to the Guarantor, without impairing, releasing, or otherwise affecting the obligations of the Guarantor in whole or in part and without the endorsement or execution by the Guarantor of any additional consent, waiver, or guaranty: (i) change the manner, place, or terms of payment of, change,  extend the time of, renew, or alter, any Obligation or installment thereof, or any security or guaranty therefor, and may loan additional monies or extend additional credit to the Borrower, individually or jointly with other persons, with or without security, thereby creating new Obligations the payment of which shall be guaranteed hereunder, and the guaranty herein made shall apply to the Obligations as so changed, extended, renewed, increased, or otherwise altered; (ii) sell, exchange, release, surrender, realize upon, or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Obligations and any offset thereagainst; (iii) take and hold additional security or guaranties for the Obligations; (iv) exercise or refrain from exercising any rights against the Borrower or others (including the Guarantor) or act or refrain from acting in any other manner; (v) settle or compromise any Obligation or any security or guaranty therefor, and may subordinate the payment of all or any part thereof to the payment of any Obligation (whether or not due) to creditors of the Borrower other than the Lender and the Guarantor; and (vi) apply any sums from any sources to any Obligation, or any portion thereof, and in any order, without regard to any Obligations remaining unpaid.

(c) The Guarantor waives any duty on the Lender's part (should such duty exist) to disclose to the Guarantor any matter, fact, or thing related to the business, operations, or condition (financial or otherwise) of the Borrower or its affiliates or property, whether now or hereafter known by the Lender.  The Lender shall have no duty to disclose to the Guarantor the difference, if any, between the terms which were initially proposed for any Obligation and which were presumably disclosed to or known by the Guarantor, and the actual terms of the Obligation, as executed, including but not limited to the existence of or amount of guaranties or security therefor.  The Guarantor agrees that any lack of knowledge of the Guarantor as to such matters will not impair, release, or otherwise affect the obligations of the Guarantor under this Guaranty.  The Guarantor hereby represents and warrants to the Lender that it has read the provisions of this Guaranty and has read or otherwise understands all of the provisions of the loan documents evidencing each of the present Obligations, and will read or otherwise become familiar with all of the loan documents evidencing each of the future Obligations.

(d) No invalidity, irregularity, or unenforceability of all or any part of the Obligations or insufficiency, invalidity, irregularity, or unenforceability of any security or guaranty therefor shall affect, impair, or be a defense to this Guaranty, and this Guaranty is a primary and absolute obligation of the Guarantor.

4. Continuing Guaranty.

(a) This Guaranty is a continuing one, and all Obligations to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.  This Guaranty shall continue until written notice of revocation signed by each respective the Guarantor is given, or until written notice of the death of such the Guarantor shall actually have been received by the Lender, notwithstanding a revocation by, or the death of, or complete or partial release for any cause of, any one or more of the remainder of the Guarantor, or of the Borrower or of anyone liable in any manner for the Obligations and notwithstanding change in name, location, composition or structure of, or the dissolution, termination, or increase, decrease, or change in personnel, owners, or partners of the Borrower, or any one or more of the Guarantor; provided, however, that no notice of revocation or termination hereof shall affect in any manner rights arising under this Guaranty with respect to Obligations that shall have been created, contracted, assumed, or incurred prior to receipt by the Lender of written notice of such revocation or termination, or Obligations that shall have been created, contracted for, assumed, or incurred after receipt of such written notice pursuant to any agreement entered into by the Lender prior to receipt of such notice; and the sole effect of such notice of revocation or termination hereof shall be to exclude from this Guaranty Obligations thereafter arising that are unconnected with Obligations theretofore arising or transactions theretofore entered into.

(b)  It is the intent of the Guarantor and the Lender that the obligations and Obligations of the Guarantor hereunder be absolute and unconditional under any and all circumstances and that until the Obligations are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and Obligations of the Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor.

5. Cumulative Obligations.

The Obligation of the Guarantor hereunder shall be in addition to all other Obligations otherwise incurred by the Guarantor to the Lender, and, without limiting the foregoing, shall be in addition to and not in limitation of or substitution for any Obligations of the Guarantor to the Lender by virtue of the Guarantor's status as a direct or indirect partner of the Borrower, if any.

6. Subordination of Rights Against the Borrower.

Any and all rights and claims of the Guarantor against the Borrower or any of its property, whether through subrogation to the rights of the Lender hereunder or otherwise, shall be subordinate and subject in right of payment to the prior payment in full of all Obligations.  The Guarantor shall not demand or accept any payment from the Borrower, shall not claim any offset against the Guarantor's obligations to the Lender under this Guaranty because of any indebtedness of the Borrower to the Guarantor, and shall not take any action to obtain the benefit  of any of the collateral for the Obligations; provided, however, that, if the Lender so requests, the Guarantor shall collect, enforce, and receive payments on the Borrower's indebtedness to the Guarantor as trustee for the Lender and pay all such payments to the Lender on account of the indebtedness of the Borrower to the Lender, but without reducing or affecting in any manner the Guarantor's Obligation under this Guaranty.

7. Continuing Lien; Set Off.

As security for this Guaranty and the Obligations, the Guarantor hereby grants to the Lender to secure this Guaranty and the Obligations, a continuing lien upon and security interest in, any and all monies, securities, and other property of the Guarantor and the proceeds thereof, now or hereafter held or received by or in transit to, the Lender from or for the Guarantor, and also upon any and all deposits (general or special) and credits of the Guarantor, if any, at the Lender, at any time existing.  Upon the occurrence of any default, the Lender is hereby authorized at any time and from time to time, without notice to the Guarantor, to set off, appropriate, and apply any or all items hereinabove referred to against all obligations under this Guaranty or the Obligations, whether now existing or hereafter arising.  the Lender shall be deemed to have exercised such right of set-off and to have made a charge against such items immediately upon the occurrence of such default although made or entered on its books subsequent thereto.

8. Events of Default.

 The following shall constitute events of default (“Events of Default”) hereunder: (a)  Any Obligation is not paid when due (and such nonpayment continues beyond the expiration of any applicable grace or cure period); (b)  Any representation or warranty made by the Guarantor under this Guaranty, any other Loan Document, or any report, certificate, financial statement, or other information provided by the Guarantor or any other person to the Lender in connection herewith is false or misleading in any material respect when made or deemed made; (c)  The Guarantor fails to fully and promptly perform when due any agreement or covenant under this Guaranty (and such failure continues beyond the expiration of any grace or cure period established herein, or, if none, established under any of the Obligations for a nonmonetary performance default (or the smallest such period, if more than one)); and (d) Any other default or event of default occurs under any of the Obligations or the Note or Additional Note, as the case may be, or any other Loan Document evidencing, securing, guaranteeing, or otherwise relating to any of the Obligations or this Guaranty (and such default or event of default continues beyond the expiration of any applicable grace or cure period).

9. Rights and Remedies.

(a) The Lender shall have, in addition to the rights and remedies contained in this Guaranty and any other loan documents now or hereafter evidencing, securing, guaranteeing, or otherwise relating to any of the Obligations, all of the rights and remedies of a creditor and, to the extent applicable, of a secured party, now or hereafter available at law or in equity.  The Lender may, at its option, exercise any one or more of such rights and remedies individually, partially, or in any combination from time to time, including, to the extent applicable, before the occurrence of an Event of Default.  No right, power, or remedy conferred upon the Lender by the Loan Documents shall be exclusive of any other right, power, or remedy referred to therein or now or hereafter available at law or in equity.

(b) Without limiting the generality of the foregoing, if an Event of Default shall occur: (i) All commitments of the Lender to make advances shall terminate; (ii) The Lender may declare any or all of the Obligations, whether direct or indirect, contingent or certain, to be accelerated and due and payable at once, whereupon such Obligations, together with interest thereon, shall forthwith become due and payable, all without presentment, demand, protest, or other notice of any kind from the Lender, all of which are hereby expressly waived; and (iii) The Lender may proceed to do other all things provided by law, equity, or contract to enforce its rights under the Obligations and to collect all amounts owing to the Lender.

10. Disgorgement.

If claim is ever made upon the Lender for repayment or recovery of any amount or amounts received by the Lender in payment or on account of any of the Obligations and the Lender repays all or part of said amount, whether arising under a claim for a preferential transfer in bankruptcy, Fraudulent Conveyance, or otherwise, then the Guarantor agrees that any such payment, judgment, decree, order, settlement, or compromise shall be binding upon the Guarantor, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any Obligation, and the Guarantor shall be and remain liable to the Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Lender.

11. Statute of Limitations.

Any acknowledgement, new promise, payment of principal or interest, or otherwise, whether by the Borrower or others (including the Guarantor), with respect to any of the Obligations shall, if the statute of limitations in favor of the Guarantor against the Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

12. No Obligation of Lender; Permissible Actions.

The Lender shall not be bound to take any steps necessary to preserve any rights in any of the property of the Guarantor against prior parties who may be liable in connection therewith, and the Guarantor hereby agrees to take any such steps.  The Lender may nevertheless at any time (a) take any action it may deem appropriate for the care or preservation of such property or of any rights of the Guarantor or the Lender therein, (b) demand, sue for, collect or receive any money or property at any time due, payable, or receivable on account of or in exchange for any property of the Guarantor, (c) compromise and settle with any person liable on such property, or (d) extend the time of payment or otherwise change the terms thereof as to any party liable thereon, all without notice to, without incurring responsibility to, and without affecting any of the obligations of the Guarantor.

13. Guaranty of Payment; No Defense of the Borrower as Defense to Guaranty.

The Lender shall not be required to proceed first against the Borrower, or any other person, firm, or corporation, whether primarily or secondarily liable, or against any collateral security held by it, before resorting to the Guarantor for payment, and the Guarantor shall not be entitled to assert as a defense to the enforceability of the guaranty set forth herein any defense of the Borrower with respect to any Obligation.

14. Costs and Expenses.

The Guarantor shall pay or reimburse the Lender for all of its costs and expenses incurred in connection with the administration, supervision, collection, or enforcement of, or the preservation of any rights under, this Guaranty or any of the Obligations, including without limitation, the fees and disbursements of counsel for the Lender, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise.

15. Notices.

 Unless otherwise expressly agreed herein, all notices, requests, and demands to or upon the parties to this Guaranty shall be deemed to have been given or made when delivered by hand or by courier service, when provided to a nationally recognized overnight delivery service for overnight delivery, when transmitted to a receiving telecopier, or three days after deposit in the mail, postage prepaid by registered or certified mail, return receipt requested, addressed as shown in the Note or Additional Note, as the case may be, or such other address as may be hereafter designated in writing by one party to the other.

16. Miscellaneous.

(a) This Guaranty shall be governed by and construed and interpreted in accordance with, the laws of Florida, excluding those laws relating to the resolution of conflicts between laws of different jurisdictions.

(b) In any litigation in connection with or to enforce this Guaranty or any Obligation, the Guarantor irrevocably consents to and confers personal jurisdiction on the courts of the state of Florida or the United States courts located within the state of Florida, expressly waives any objections as to venue in any of such courts, and agrees that service of process may be made on the Guarantor by mailing a copy of the summons and complaint by registered or certified  mail, return receipt requested, to its address set forth herein (or otherwise expressly provided in writing).  Nothing contained herein shall, however, prevent the Lender from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable law.

(c) In the event that any one or more of the provisions of this Guaranty is determined to be invalid, illegal, or unenforceable in any respect as to one or more of the parties, all remaining provisions nevertheless shall remain effective and binding on the parties thereto and the validity, legality, and enforceability thereof shall not be affected or impaired thereby.  If any such provision is held to be illegal, invalid, or unenforceable, there will be deemed added in lieu thereof a provision as similar in terms to such provision as is possible, that is legal, valid, and enforceable.  To the extent permitted by applicable law, the Guarantor hereby waives any law that renders any such provision invalid, illegal, or unenforceable in any respect.

(d) The singular shall include the plural, the plural shall include the singular, and any gender shall be applicable to all genders when the context permits or implies.  If more than one party constitutes the Guarantor, their obligations hereunder shall be joint and several and the term the “Guarantor” as used herein shall mean the Guarantor or any one or more of them.

(e) Any party executing this Guaranty shall be bound by the terms hereof without regard to execution by any other party and the failure of any party to execute this Guaranty shall not release or otherwise affect the obligations of the party or parties who do sign this Guaranty.

(f) No delay or omission by the Lender in exercising any right or remedy under this Guaranty or otherwise afforded by law or equity shall operate as a waiver of that right or remedy or of any other right or remedy and no single or partial exercise of any right or remedy shall preclude any other or further exercise of that or any other right or remedy.

(g) All rights and remedies of the Lender hereunder and under any other loan documents are cumulative and are not exclusive of any rights or remedies provided by law or in equity, and may be pursued singularly, successively, or together, and may be exercised as often as the occasion therefor shall arise.  The warranties, representations, covenants, and agreements made herein and therein shall be cumulative, except in the case of irreconcilable inconsistency, in which case the provisions of the credit agreement, or if none, the promissory note or notes guaranteed hereby, shall control.

(h) This Guaranty may not be modified or amended nor shall any provision of it be waived except by a written instrument signed by the party against whom such action is to be enforced.

(i) The headings preceding the text of sections of this Guaranty have been included solely for convenience of reference and shall neither constitute a part of this Guaranty nor affect its meaning, interpretation, or effect.

(j) This Guaranty shall be binding upon and inure to the benefit of the Lender, its successors and assigns, and shall be binding upon the Guarantor and its respective heirs, legal representatives, successors, and assigns; provided, however, that no rights or obligations of the Guarantor hereunder shall be assigned without the prior written consent of the Lender.

(k) Time is of the essence in the performance of this Guaranty and the Obligations.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed as of the date and year first written above.

WITNESSES:	GUARANTOR:

	By:	/s/
Name
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